                                                                    EXHIBIT 10.8


                THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

          THIS THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Agreement"), dated as of July 6, 2000, is made and entered into by and between California Pizza Kitchen, Inc., a California corporation (the "Company"), and Larry S. Flax (the "Executive").

Background
----------

          A. The Executive and the Company entered into an Employment Agreement dated as of May 19, 1992 which was amended by the Amended and Restated Employment Agreement dated as of June 13, 1996, which was in turn amended by the Second Amended and Restated Employment Agreement dated September 30, 1997 (the "1997 Employment Agreement"), pursuant to which Executive was employed by the Company.

          B. The Company intends to consummate a public offering of shares of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act").

          C. The Company and Executive desire that Executive be employed by the Company upon the consummation of the Company's public offering as the Company's Co-Chairman upon the terms and subject to the conditions hereinafter set forth.

                                     Terms
                                     -----

          In consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          Section 1.  Employment Term.  The Company hereby employs Executive
                      ---------------
as the Co-Chairman of the Company for a period commencing on the date of consummation of a public offering by the Company pursuant to an effective registration statement under the Securities Act (the "Effective Date") and ending on the earlier of (a) September 30, 2002, or (b) the date of termination of this Agreement pursuant to the provisions of Section 4 hereof (the "Employment Period"); and Executive hereby accepts employment by the Company for the Employment Period. In consideration for entering into this Agreement, Executive and the Company hereby agree that upon the Effective Date, the 1997 Employment Agreement shall terminate; provided that until such time, the 1997 Employment Agreement shall remain in full force and effect.

          Section 2.  Duties.  During his employment Executive shall serve as
                      ------
Co-Chairman of the Board of Directors of the Company (the "Board") along with Richard L. Rosenfield. Subject to the strategies, policies and directions of the Board, during the term of his employment and in his capacity as Co-Chairman of the Board, Executive shall participate in the development of the Company's menus and recipes, engage in public relations activities, work on the aesthetic design of the Company's restaurants and identify potential locations and franchisees for new restaurant locations. Public relations activities shall include, without limitation, enhancing public awareness of the Company's brand names and products, strengthening the reputation and position of the Company's franchise, acting as an authorized spokesman for the Company, producing and promoting videotapes, books and other promotional materials, and making personal appearances on behalf of the Company.

          In addition, Executive shall perform such services and duties as may be reasonably assigned or delegated to him from time to time by the Board. At all times during the term of Executive's employment, Executive shall devote his best efforts and abilities to the performance of his duties on behalf of the Company and to the promotion of its interests consistent with, and subject to, the strategies, policies and directions of the Board. Executive's primary responsibilities may not be shifted from the greater Los Angeles, California area without Executive's consent.

          Section 3.  Compensation.  During the Employment Period, as
                      ------------
compensation for his services and covenants hereunder:

          (a) During the period, if any, from the Effective Date until September 30, 2000, the Company shall pay Executive an annual base salary of Four Hundred Fifty Thousand Dollars ($450,000), prorated for any partial employment year, payable in equal installments at the Company's current payroll intervals. Thereafter, during the remainder of the Employment Period, the Company shall not pay Executive any base salary.

          (b) On the Effective Date, pursuant to the exception from registration under Rule 701 promulgated under the Securities Act of 1933, as amended, the Company shall grant Executive options to acquire 180,000 shares of Common Stock (provided that such number shall be adjusted to reflect the reverse stock split which the Company intends to consummate on or prior to the Effective
Date), pursuant and subject to the terms and conditions set forth in the Non-Qualified Stock Option Agreement attached hereto as Exhibit A and the Company's 1998 Stock-Based Incentive Compensation Plan.

          (c) Upon presentation of properly itemized charges together with appropriate documentation, the Company shall reimburse Executive for all reasonable and necessary expenses properly incurred by him in the performance of his duties hereunder, in accordance with the Company's policies therefor, as may be in effect from time to time.

          (d) The Company shall provide Executive with an automobile allowance of Two Thousand Dollars ($2,000) per month. Executive will pay for all expenses of operation incurred by him in the use of his automobile in the conduct of the business affairs of the Company.

          (e) The Company shall reimburse Executive for his dues (not including minimums or other usage charges unless such expenses are reimbursable pursuant to paragraph (b) above) at one country or dining club of his choice located in the State of California.

          (f) Executive shall participate in any present or future medical, health insurance or other personal fringe benefits plan adopted by the Company for the general and overall benefit of its full time employees (it being understood, however, that participation in any such plan is subject to whatever eligibility requirements are applicable generally to such plan), provided, however, that Executive shall not participate in any stock option, pension, or retirement plan of the Company, unless Executive's participation therein is specifically authorized by the Board.

          Section 4.  Termination of Agreement and other Matters.
                      -------------------------------------------

          (a) It is agreed and understood that this Agreement (except for Sections 5 or 6 hereof) and Executive's employment with the Company shall terminate automatically fifteen (15) days after the occurrence of any one of the events set forth in (i) through (v) below, unless the Board, at its sole option, determines that this Agreement shall not so terminate:

          (i) If Executive becomes "Disabled" (as defined below) such that he is unable satisfactorily and completely to perform his duties under this Agreement for a period of one hundred and twenty (120) days;

          (ii)  In the event Executive is convicted of a felony;

          (iii) In the event of Executive's dishonesty, gross or willful neglect or misconduct in the performance of his duties hereunder, in each case as determined by the Board with Executive abstaining from such determination;

          (iv) In the event Executive breaches Section 5 or 6 hereof, as determined pursuant to Section 4(h) below; or

          (v)   In the event of Executive's death.

          (b) The Company shall give prompt notice to Executive of the occurrence of any of the events set forth in (iii) above.

          (c) Without limiting the foregoing, the Company may terminate Executive's employment for any reason other than those set forth in paragraph
(a) above upon twenty (20) days' prior notice, provided that if such termination occurs prior to September 30, 2000 the Company continues to pay Executive's base salary pursuant to Section 3(a) hereof until September 30, 2000, regardless of whether or not Executive obtains other employment during such period.

          (d) In addition, Executive may terminate this Agreement at any time upon ninety (90) days' written notice to the Board.

          (e) Except as provided in Section 4(f) hereof, upon termination of Executive's employment in accordance with Section 4(a) hereof, the Company shall not be under any further obligation to Executive except to pay Executive's salary (if any) until the date such termination takes effect, to reimburse Executive for expenses properly incurred by him in the performance of duties hereunder pursuant to Section 3(c) hereof prior to such termination, and to make payments due Executive in connection with pension, retirement, profit-sharing, medical, health insurance or other compensation or insurance or other fringe benefit plans as described in Section 3(f) hereof.

     (f) Notwithstanding the foregoing, in the event that the employment of Executive under this Agreement is terminated pursuant to Section 4(a)(i) hereof, prior to September 30, 2000, he shall be paid by the Company fifty percent of his base salary hereunder from the time of such termination until September 30, 2000 or until he is no longer Disabled, whichever is earlier. The Company may fulfill this obligation, in whole or in part, by securing appropriate insurance.

     (g) "Disabled" means, for the purposes of this Agreement, that Executive is deemed substantially disabled by the insurance company providing group disability insurance for the Company's employees. If no such insurance is then in force, "Disabled" shall refer to a medically determinable physical or mental condition disabling Executive from substantially performing his duties hereunder. Such determination shall be made by Executive's personal physician. If such determination is disputed, then the Company and Executive shall each select a physician licensed to practice medicine in the State of California who shall, in turn, jointly select a third physician licensed to practice medicine in the State of California, who shall make a binding determination of disability. The Company shall bear the costs of obtaining such determination.

          (h) In the event the Company or any member of the Board asserts that Executive has breached Section 5 or 6 hereof, then the Company or such Director shall notify Executive thereof with, in the case of notification by a Director, a copy thereof being delivered to the Company. If any dispute as to whether or not there has been a breach is not settled or resolved within thirty (30) days after the receipt by Executive of such notice, the matter shall be submitted to binding arbitration, such arbitration to be conducted in the State of California and, unless otherwise agreed, such arbitration will be conducted in accordance with the rules and procedures of the American Arbitration Association. If such assertion is made by a Director, such Director may participate in such proceeding. The arbitrator, in its final decision, shall determine which party or parties shall bear the costs of the arbitrator. Nothing in this Section 4(h) shall impair the Company's right to seek or obtain injunctive or other equitable relief at any time in any court having jurisdiction to enforce the provisions of
Section 5 or Section 6 hereof.

          (i) Executive's obligations under Section 5 and Section 6 of this Agreement shall survive any termination of this Agreement.

          Section 5.  Proprietary Information of the Company.  (a)  At no time
                      --------------------------------------
during or after Executive's employment with the Company will Executive (i) use Confidential information (as defined below) for any purpose other than during such employment as directed by the Company or (ii) disclose Confidential Information to any person or entity other than the Company or persons or entities to whom disclosure has been authorized by the Company in writing (except that Executive may disclose such information to the minimum extent necessary to comply with governmental or judicial process, so long as Executive promptly notifies the Company of such pending disclosure and consults with the Company concerning the advisability of seeking a protective order or other means of preserving the confidentiality of the Confidential Information).

          As used herein, "Confidential Information" means all information of a technical or business nature relating to the Company, including without limitation trade secrets, recipes, inventions, drawings, file data, documentation, diagrams, specifications, know-how, processes, formulas, models, test results, marketing techniques and materials, marketing and development plans, price lists, pricing policies, business plans, information relating to customer or supplier identities, characteristics and agreements, financial information and projections, flow charts, software in various stages of development, source codes, object codes, research and development procedures and employee files and information; provided, however, that "Confidential information" shall not include any information that has become public knowledge through no fault of Executive. Executive also agrees not to disclose any confidential or proprietary information that the Company obtains from a third party and which the Company treats as confidential or proprietary or designates as confidential, whether or not such information is owned or developed by the Company. All Confidential Information, regardless of form, is the exclusive property of the Company. Executive assigns to the Company any rights to the foregoing Confidential Information and any other proprietary data, inventions or other intellectual property used or developed by Executive in providing services to the Company hereunder.

          Section 6.  Non-Competition.  (a)  Executive agrees that during the
                      ---------------
period from the Effective Date until September 30, 2000, unless his employment is terminated by the Company pursuant to Section 4(c), Executive shall not:

          (i) directly or indirectly, acquire or own any equity interest in or be connected with as a stockholder, joint venturer, or partner of or otherwise invest or participate in any equity interests of, any business that owns, operates or develops restaurants and/or food service concepts (it being understood and agreed that the foregoing covenant contained in this Section 6(a)(i) will not prevent or in any way interfere with Executive's engaging in any such business as an employee or consultant or independent contractor and that only Section 6(a)(ii) shall effect Executive's ability to do so); and

          (ii) directly or indirectly, either individually or as owner, partner, agent, employee, independent contractor, consultant or otherwise, engage in any restaurant business; provided, however, that following termination of
                              --------  -------
     Executive's employment, the geographic scope of the foregoing covenant shall be limited to those counties in the State of California and any other areas outside the state of California in which the Company is conducting or proposing to conduct business as of the date of such termination of employment.

          (b) Executive agrees that during the period from October 1, 2000 (or, if earlier, the date the Company terminates this Agreement pursuant to
     Section 4(c)) until September 30, 2002, Executive shall not:

          (i) directly or indirectly, acquire or own any equity interest in or be connected with a stockholder, joint venturer, or partner of or otherwise invest or participate in any equity interests of, any business that sells pizza or other menu items with recipes that are identical or substantially the same as recipes used by the Company or any subsidiary of the Company (it being understood and agreed that the foregoing covenant contained in this Section 6(b)(i) will not prevent or in any way interfere with Executive's engaging in any such business as an employee or consultant or independent contractor and that only Section 6(b)(ii) shall effect Executive's ability to do so); and

          (ii) directly or indirectly, either individually or as owner, partner, agent, employee, independent contractor, consultant or otherwise, engage in any business that sells pizza or other menu items with recipes that are identical or substantially the same as recipes used by the Company or any subsidiary of the Company; provided, however, that following termination of
                                --------  -------
     Executive's employment, the geographic scope of the foregoing covenant shall be limited to those counties in the State of California and any other areas outside the state of California in which the Company is conducting or proposing to conduct business as of the date of such termination of employment.

          (c) Executive agrees that while he is employed by the Company, and in addition for three (3) years following the termination of his employment with the Company, he will not directly or indirectly, solicit for employment, attempt to solicit for employment or otherwise engage the services of, any person who was an employee, officer or director of the Company at any time during the 12 months preceding the date that Executive's employment with the Company is terminated.

          (d) (i) Executive understands and agrees that the covenants above, including those contained in paragraphs (a)(ii) and (b)(ii), had been originally agreed to by Executive in connection with the benefits to be received by Executive pursuant to the transactions contemplated by the Agreement and Plan of Merger dated as of July 1, 1997, as amended, among Executive, the Company and the other parties thereto, and in connection with Executive's agreement therein (and in the documents associated therewith), in light of such benefits, to relinquish voting control in respect of the Company in a manner which effectively represents the sale of the goodwill of the Company's business. Executive acknowledges and agrees that this Agreement is an amendment and restatement of the 1997 Employment Agreement and therefore that the same consideration received by Executive continues to support the non-compete provisions set forth herein.

          (ii) The parties agree that to the extent any provision or portion of
Section 6 shall be held, found or deemed to be unreasonable, unlawful or unenforceable by a court of competent jurisdiction, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order than any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law, and further agreed that if any part of this Section 6 shall be so found or deemed unreasonable, unlawful or unenforceable, such unenforceability shall not affect the remaining portions of this Section 6, which shall be fully enforced; and the parties do further agree that any court of competent jurisdiction shall, and the parties hereto do hereby expressly authorize, require and empower any court of competent jurisdiction to, enforce any such provision or portion thereof in order that any such provision or portion thereof shall be enforced to the fullest extent permitted by applicable law.

          (e) As the violation by Executive of the provisions of Section 5 or this Section 6 would cause irreparable injury to the Company due to among other things his knowledge of trade secrets and proprietary information or rights, and there is no adequate remedy at law for such violation, the Company shall have the right in addition to any other remedies available, at law or in equity, to seek to enjoin Executive in a court of equity from violating such provisions. Executive hereby waives any and all defenses he may have on the ground of lack of jurisdiction or competence of the court to grant an injunction or other equitable relief, or otherwise. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

          (f) Nothing in this Section 6 shall limit the right of Executive to own shares of Common Stock of any corporation whose shares of Common Stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so long as the shares of Common Stock so owned represent 2% or less of the outstanding shares of Common Stock of such corporation and Executive is not an "affiliate" (as defined in Rule 12b-2 promulgated under the Exchange Act) of such corporation.

          Section 7.  Deductions.  Anything to the contrary herein
                      ----------
notwithstanding, the Company shall, and is hereby authorized to, withhold or deduct from any amounts payable by the Company to Executive any foreign, federal, state or municipal taxes, social security contributions or other amounts required to be withheld by law, and to report and remit such amounts to the proper authorities.

          Section 8.  Notices.  All notices, requests, demands and other
                      -------
communications hereunder shall be in writing and shall be telecopied, delivered by overnight delivery service or mailed to the intended recipient at the telecopy number or address specified below. Such notices, requests, demands and other communications shall be deemed to have been fully given when transmitted by telecopier, answerback received, delivered by overnight delivery service against receipt or, in the case of mailed notices, three business days after such notice is enclosed in a properly sealed envelope and mailed by first class, registered or certified mail, return receipt requested, postage and registration or certain prepaid, with the United States Postal Service, in each case given or addressed as follows:

If to Executive to:

     Larry S. Flax
     c/o California Pizza Kitchen, Inc.
     6053 West Century Blvd., 11th Floor
     Los Angeles, California 90045-6442
     Fax: (310) 342-4669
     Confirm:  (310) 342-5000

If to the Company, to:

     California Pizza Kitchen, Inc.
     6053 West Century Blvd., 11th Floor
     Los Angeles, California 90045-6442
     Attention:  President
     Fax:  (310) 342-4669
     Confirm:  (310) 342-5000

with copies to:

     Dechert Price & Rhoads
     400 Bell Atlantic Tower
     1717 Arch Street
     Philadelphia, PA  19103
     Attention:  G. Daniel O'Donnell, Esq.
     Fax:  (215) 994-2222
     Confirm:  (215) 994-2762

     Paul, Hastings, Janofsky & Walker LLP
     Twenty-Third Floor

     555 South Flower Street
     Los Angeles, California 90071-2371
     Attention:  Anna M. Graves, Esq.
     Fax:  (213) 627-0705
     Confirm:  (213) 683-6000

          Section 9.  Entire Agreement.  This Agreement contains all the
                      ----------------
understandings and representations between us pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or in writing, if any there be, previously entered into between the Company and Executive with respect to the subject matter hereof.

          Section 10.  Binding Agreement.  This Agreement shall be binding upon
                       -----------------
and shall be for the benefit of the Company, its successors and assigns, and Executive and, in the event of his death, his estate or other legal representative, except that no right or obligations under this Agreement can be assigned or transferred by Executive without the express prior written consent of the Company.

          Section 11.  Amendment; Waiver.  No provision of this Agreement may
                       -----------------
be amended, modified, supplemented or waived unless such amendment, modification, supplement or waiver is agreed to in writing, signed by Executive and another employee of the Company duly authorized by the Board. Except as otherwise specifically provided in this Agreement, no waiver by either the Company or Executive of any breach by the other of any condition or provision shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.

          Section 12.  Governing Law.  This Agreement is deemed a contract made
                       -------------
under, and for all purposes to be governed by and construed in accordance with, the laws of the State of California, without reference to principles of conflicts of laws.

          Section 13.  Illegality.  Without limiting Section 6 hereof, in the
                       ----------
event that any provision or portion of this Agreement shall be determined to be invalid, illegal or unenforceable for any reason, the remaining provisions or portions of this Agreement will be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law and the parties hereto will use all reasonable efforts to substitute one or more valid, legal and enforceable provisions which, insofar as practicable, implement the purposes and intents hereof.

          Section 14.  Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original and which, together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                         CALIFORNIA PIZZA KITCHEN, INC.


                         By:   /s/ Frederick R. Hipp
                            ----------------------------------
                            Name:  Frederick R. Hipp
                            Title: President and Chief Executive Officer


                         EXECUTIVE

                             /s/ Larry S. Flax
                            ----------------------------------
                                 Larry S. Flax

                                   EXHIBIT A
                                   ---------

                         CALIFORNIA PIZZA KITCHEN, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

     This is a Non-Qualified Stock Option Agreement (the "Agreement"), between California Pizza Kitchen, Inc., a California corporation (the "Company"), and the undersigned individual ("Holder"), dated as of July ____, 2000, the date of consummation of an Initial Public Offering by the Company (the "Effective Date").

     1.   Definitions.  As used herein:
          -----------

          1.1  "Board" means the Board of Directors of the Company.
                -----

          1.2  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          1.3  "Committee" has the meaning set forth in the Plan.
                ---------

          1.4  "Common Stock" has the meaning set forth in the Plan.
                ------------

          1.5  "Date of Award" means the Effective Date, the date on which the
                -------------
Company awards the Option.

          1.6  "Date of Exercise" means the date on which the notice required by
                ----------------
Section 6 hereof is received by the Company.

          1.7  "Employment Agreement" means the Third Amended and Restated
                --------------------
Employment Agreement between Holder and the Company dated as of ____ __, 2000.

          1.8  "Expiration Date" means the earliest of the following:
                ---------------

                (a) If Holder ceases to be employed on a full-time basis by the Company by reason of (i) death, (ii) Disability, or (iii) Retirement (as such capitalized terms are defined below), the date two months after the date such employment terminates; or

                (b) If Holder is terminated by the Company without Cause, the fifth anniversary of the Date of Award; or

                (c) If Holder is terminated for Cause or if Holder voluntarily terminates his employment, the date such employment terminates; or

                (d) The date of consummation of a Sale of the Company, or

                (e) The fifth anniversary of the Date of Award.

As used herein, "Cause" means (i) Holder's conviction of a felony; (ii) Holder's dishonesty, gross or willful neglect or misconduct in the performance of his duties for the Company, in each case as determined by the Board, with Holder abstaining from such determination, or (iii) Holder's breach of Sections 5 or 6 of the Employment Agreement; "Disabled" shall have the meaning set forth in the Employment Agreement; and "Retirement" means retirement from full-time employment by the Company in accordance with the normal retirement policies of the Company.

          1.9  "Fair Market Value" means the fair market value of an Option
                -----------------
Share, as determined pursuant to the Plan.

          1.10 "Initial Public Offering" means a firm commitment underwritten
                -----------------------
public offering pursuant to an effective registration statement under the Securities Act (other than (i) a Special Registration Statement or (ii) a registration statement relating to a Unit Offering) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $20,000,000.

          1.11 "Option" means the option to purchase Common Stock hereby
                ------
granted.

          1.12 "Option Price" means the price at which shares are initially
                ------------
offered to the public in the Initial Public Offering; provided that thereafter the Option Price may be adjusted pursuant to Section 7 of the Plan.

          1.13 "Option Shares" means the [180,000] shares of Common Stock which
                -------------
are the subject of the Option hereby granted. [It is understood, however, that the 180,000 Option Shares do not reflect the reverse stock split to be effected by the Company immediately prior to consummation of the Initial Public Offering. Therefore, an adjustment to reflect such split shall be made in the number of Option Shares set forth herein and such adjustment shall be made without any adjustment to the Option Price].

          1.14 "Plan" means the California Pizza Kitchen, Inc. 1998 Stock-Based
                ----
Incentive Compensation Plan attached hereto as Exhibit A and incorporated herein by reference.

          1.15 "Sale of the Company" means the sale of the Company, whether by
                -------------------
merger, consolidation, sale of all or substantially all of the assets or outstanding shares of capital stock.

     2.   Grant of Option.  Subject to the terms and conditions set forth herein
          ---------------
and in the Plan, the Company hereby grants to Holder the option to purchase any or all of the Option Shares.

     3.   Time of Exercise.  The Option will become exercisable with respect to
          ----------------
one-half of the Option Shares on October 1, 2001, and with respect to the balance of the Option Shares on October 1, 2002. The Option (or any portion thereof) shall remain exercisable until the Expiration Date, when the right to exercise any or all of the Option shall terminate absolutely. No portion of the Option shall become exercisable following the effective date of Holder's termination of employment (it being understood, however, that the Option, to the extent exercisable on such termination date, may remain outstanding and be exercised thereafter when permitted by, and subject to the terms of, Sections 1.8(a) and (b)). Notwithstanding the foregoing, the Option shall become exercisable for the full number of Option Shares in accordance with the schedule set forth in the first sentence of this Section 3 if the Company terminates Holder's employment with the Company without Cause.

     4.   Accelerated Time of Exercise.  Further, and notwithstanding the
          ----------------------------
foregoing, the Option shall be exercisable prior to the dates described in
Section 3, effective upon that date which is ten days prior to the closing of a Sale of the Company.

     5.   Payment for Option Shares.  Full payment for Option Shares purchased
          -------------------------
upon the exercise of the Option, or any portion thereof, shall be made in cash or by certified or bank cashiers check payable to the Company, or, subject to the approval of the Committee: (a) by surrendering shares of the Company's Common Stock that have been owned by the Holder for at least six months and that have an aggregate Fair Market Value equal to the aggregate Option Price, (b) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price or delivery of irrevocable instructions to a broker to deliver promptly to the Company sufficient funds to pay the aggregate Option Price, (c) payment of such other lawful consideration as the Committee may determine, or (d) any combination of the foregoing.

     6.   Manner of Exercise.  The Option shall be exercised by giving written
          ------------------
notice of exercise to the Committee, in care of the Company's Secretary, at the Company's main office in Los Angeles, California. Such notice of exercise must include a statement of preference as to the manner in which payment to the Company shall be made. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and shall be irrevocable once given.

     7.   Restrictions on Transfer.  (a) Holder acknowledges and agrees that the
          ------------------------
Option and Option Shares, and any right or interest therein, may not be sold, transferred, gifted, donated, pledged, hypothecated, disposed of or assigned by Holder, except as provided in clauses (a) - (c) of Section 6.5 of the Plan.

          (b) Without limiting the foregoing, Holder also agrees that, in the event of an underwritten public offering of equity securities of the Company, Holder will execute and agree to be bound by a customary "hold-back" or "lock-up" agreement with the managing underwriter for such offering pursuant to which Holder will agree not to effect any distribution or sale of equity securities of the Company (except as part of the underwritten offering) for a period not to exceed 180 days following consummation of such offering.

     8.   Securities Laws.  The Committee may from time to time impose any
          ---------------
conditions on the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule. Such conditions may include, without limitation, the partial or complete suspension of the right to exercise the Option.

     9.   Issuance of Certificates; Legend.
          --------------------------------

                (a) As promptly as is feasible after the exercise of the Option, a certificate for the Option Shares issuable on the exercise of the Option shall be delivered to Holder or to Holder's personal representative, heir or legatee; provided, however, that no certificates for Option Shares will be so delivered until (i) appropriate arrangements have been made with the Company for the withholding of any taxes which may be due with respect to such Option Shares;
(ii) the Option Price has been paid in full; (iii) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (iv) if the Common Stock is at the time listed on any stock exchange, until the Option Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance. The Company may condition delivery of certificates for Option Shares upon the prior receipt from Holder of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.

                (b) Any certificates for Option Shares issuable upon exercise of the Option shall have imprinted thereon or otherwise affixed thereto an appropriate legend setting forth the restrictions on transfer pursuant to
Section 7 (in addition to any other legend required by law).

     10.  Rights Prior to Exercise.  Neither Holder nor Holder's personal
          ------------------------
representative, heir or legatee shall have any of the rights of a shareholder with respect to any Option Shares until the date of the issuance to Holder of a certificate for such Option Shares as provided in Section 9 hereof.

     11.  Taxes.  Holder shall be responsible to make appropriate provision for
          -----
all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of the Option Shares. The responsibility of Holder for taxes shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of exercise of the Option, the Company shall, at the election of Holder and with the consent of the Committee (and subject to such rules as it may prescribe, including as to the amount to be withheld) have the right to retain the number of Option Shares whose aggregate Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes.

     12.  Status of Option; Interpretation.  The Option hereby granted is a non-
          --------------------------------
qualified stock option. The Committee shall have sole power to resolve any dispute or disagreement arising out of this Agreement. The interpretation and construction of any provision of this Agreement or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the requirements of a non-qualified stock option. However, a Holder who is a member of the Committee shall take no part in rendering any decision regarding any dispute or disagreement arising out of an Agreement under which such member is the Holder.

     13.  Option Not to Affect Employment.  The Option granted hereunder shall
          -------------------------------
not confer upon Holder any right to continue in the employment of the Company.

     14.  Miscellaneous.
          -------------

          14.1 The address for Holder to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the address set forth below under Holder's signature.

          14.2 This Agreement may be exercised in one or more counterparts, all of which taken together will constitute one and the same instrument.

          14.3 The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of California without giving effect to principles of conflicts of law thereof.

     15.  Entire Agreement.  This Agreement, together with the Plan, is intended
          ----------------
by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, together with the Plan, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                         CALIFORNIA PIZZA KITCHEN, INC.


                         By
                          ------------------------------------
                           Name:
                           Title:


                           HOLDER


                          ------------------------------------
                                      Larry S. Flax

                           Address:


                          ------------------------------------

                          ------------------------------------